Exhibit 99.1
Annual Meeting of Shareholders May 8, 2008 Legacy Bancorp Bank Smarter ~ Live Easier NASDAQ Listed: LEGC

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to the Form 10-K for the year ended December 31, 2007 2 NASDAQ Listed: LEGC

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise. Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by the Company for the year ended December 31, 2007 for further information about "Risk Factors" that may affect the Company's actual future results. Forward Looking Statement 3 NASDAQ Listed: LEGC

Corporate Overview Headquartered in Pittsfield, MA 17 Locations 11 Offices in Berkshire County 5 Offices in Eastern NY Loan Production Office, Colonie, NY Two new offices for 2008 Albany and Latham, NY 185 Employees Serving 24,300 households Principal lines of business Consumer Banking Commercial Banking Wealth Management Insurance and Investment Products Legacy Banks Foundation 4 NASDAQ Listed: LEGC

Strong Corporate Culture Governance Growth and Change Asset Quality Risk Management Sales culture Service Excellence Performance-based Compensation Community Experience and Expertise 5 NASDAQ Listed: LEGC

Assets 2003 2004 2005 2006 2007 2008* East 635 681 778 808 925 912 6 NASDAQ Listed: LEGC CAGR 8.9% * As of Mar. 31

Loans 2003 2004 2005 2006 2007 2008* East 466 505 548 579 654 656 Loans net of reserves 7 NASDAQ Listed: LEGC CAGR 8.4% * As of Mar. 31

Loan Mix 8 NASDAQ Listed: LEGC At December 31, 2007

Deposits 2003 2004 2005 2006 2007 2008* East 423 451 474 518 610 611 9 NASDAQ Listed: LEGC CAGR 9.0% * As of Mar. 31

Deposit Mix 10 NASDAQ Listed: LEGC As of December 31, 2007

Net Income 2003 2004 2005 2006 2007 2008* GAAP Income 2990 3554 -2235 2806 1245 417 Core Income 3481 3483 4465 4185 1836 527 11 NASDAQ Listed: LEGC * Thru Mar. 31

Efficiency Ratio 2003 2004 2005 2006 2007 2008* GAAP Efficiency 75.2 73.8 104.2 74.2 93 87.1 Core Efficiency 74.8 73.7 69.9 75.8 87.2 87.1 12 NASDAQ Listed: LEGC * Thru Mar. 31

Strategic Plan - Delta Project Bank Smarter ~ Live Easier Creating Shareholder Value Culture of Growth and Change Core Deposits Non- Interest Income Growth & Opportunities Efficiency Relationship Banking Service Excellence 13 NASDAQ Listed: LEGC

Stock Performance IPO September 2005 : $10/share - Raised $92 million net Trading began October 26, 2005 under NASDAQ symbol: LEGC Valuation May 6, 2008: $13.65/share $123.0 million market cap Consistent dividend record 4% buy-back completed February 2007 for 2006 Equity Incentive Plan 5% buy-back completed August 2007 5% buy-back completed December 2007 Additional 5% buy-back announced December 2007 in progress 14 NASDAQ Listed: LEGC

Strategic Imperatives New Branches in 2008 15 NASDAQ Listed: LEGC 545 Troy-Schenectady Road Latham, NY 39 North Pearl Street Albany, NY

Investment Attributes Strategically positioned geographically Strong leadership and governance Strong asset quality and risk management Consistent annual loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation 16 NASDAQ Listed: LEGC

Questions & Thank You Legacy Bancorp Bank Smarter ~ Live Easier NASDAQ Listed: LEGC